UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2022 (April 5, 2022)

MOONLAKE IMMUNOTHERAPEUTICS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39630	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Dorfstrasse 29
Zug, Switzerland	6300
(Address of principal executive offices)	(Zip Code)

41 415108022

(Registrant’s telephone number, including area code)

Helix Acquisition Corp.

Cormorant Asset Management, LP

200 Clarendon Street, 52nd Floor

Boston, MA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	MLTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of MoonLake Immunotherapeutics, a Cayman Islands exempted company (formerly known as Helix Acquisition Corp.) (prior to the Closing Date, “Helix” and after the Closing Date, “MoonLake”), filed on April 11, 2022 (the “Original Report”), in which the Company (as defined below) reported, among other events, the closing of the Business Combination (as defined in the Original Report) on April 5, 2022 (the “Closing Date”).

In connection with the closing of the Business Combination, the registrant changed its name from Helix Acquisition Corp. to MoonLake Immunotherapeutics. Unless the context otherwise requires, “MoonLake,” “we,” “us,” “our,” and the “Company” refer to the combined company following the Business Combination, together with its subsidiaries, “Helix” refers to the registrant prior to the closing of the Business Combination and “MoonLake AG” refers to MoonLake Immunotherapeutics AG, a Swiss stock corporation (Aktiengesellschaft) registered with the commercial register of the Canton of Zug, Switzerland under the number CHE-433.093.536, together with its subsidiaries, prior to the Business Combination.

This Amendment No. 1 includes (i) the unaudited condensed consolidated financial statements of MoonLake AG as of and for the three months ended March 31, 2022, (ii) MoonLake AG’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2022, and (iii) the unaudited pro forma condensed combined balance sheet as of March 31, 2022 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2022 and the year ended December 31, 2021.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including MoonLake AG, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 2.01. Results of Operations and Financial Condition.

This Amendment No. 1 includes (i) the unaudited condensed consolidated financial statements of MoonLake AG as of and for the three months ended March 31, 2022, (ii) MoonLake AG’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2022, and (iii) the unaudited pro forma condensed combined balance sheet as of March 31, 2022 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2022 and the year ended December 31, 2021.

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Exhibits.

(a) Financial Statements of Business Acquired

The unaudited condensed consolidated financial statements of MoonLake AG as of and for the three months ended March 31, 2022, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is MoonLake AG’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2022.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of March 31, 2022 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2022 and the year ended December 31, 2021, and the related notes thereto are attached as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

EXHIBIT INDEX

Exhibit	Description
99.1	Unaudited condensed consolidated financial statements of MoonLake AG as of and for the three months ended March 31, 2022 and the year ended December 31, 2021.
99.2	MoonLake AG’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Unaudited pro forma condensed combined balance sheet as of March 31, 2022 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2022 and the year ended December 31, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoonLake Immunotherapeutics

Date: May 16, 2022	By:	/s/ Matthias Bodenstedt
	Name:	Matthias Bodenstedt
	Title:	Chief Financial Officer

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